UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 3, 2003

GBC BANCORP

(Exact name of registrant as specified in its charter)

California	0-16213	95-3586596
(State or other Jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer of Identification No.)

800 West 6th Street, Los Angeles,	California 90017

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 213/972-4172

(Former name or former address, if changed since last report.

Item 5. Other Events.

On September 3, 2003, Cathay Bancorp, Inc. and GBC Bancorp jointly issued a press release announcing the election deadline for shareholders of GBC Bancorp to submit their properly completed and executed Letters of Transmittal/Election Forms in connection with the proposed merger between Cathay Bancorp and GBC Bancorp, and a correction to that press release. A copy of the joint press release and the correction issued by Cathay Bancorp and GBC Bancorp are attached hereto respectively as Exhibits 99.1 and 99.2. Exhibits 99.1 and 99.2 are incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated September 3, 2003.

                    99.2 Press Release dated September 3, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2003

                                                                            GBC BANCORP

                                                                            By: /s/ Peter Lowe

                                                                                   Peter Lowe

                                                                                    E.V.P & C.F.O.

EXHIBIT INDEX

Number Exhibit

99.1      Press Release, dated September 3, 2003.

99.2     Press Release, dated September 3, 2003.

EXHIBIT 99.1

Press Release

Cathay Bancorp, Inc. and GBC Bancorp Announce Election Deadline In Connection With Pending Merger

Wednesday September 3, 9:01 am ET

LOS ANGELES, Sept. 3 /PRNewswire-FirstCall/ -- In connection with the pending merger between Cathay Bancorp, Inc. (Nasdaq: CATY) and GBC Bancorp (Nasdaq: GBCB), as previously announced, GBC Bancorp shareholders wishing to make an election to receive the merger consideration in cash or shares of Cathay Bancorp common stock (or a combination of cash and stock), subject to proration, must deliver to American Stock Transfer, the Exchange Agent, properly completed Letters of Transmittal/Election Forms, together with their stock certificates or properly completed notices of guaranteed delivery, by 5:00 P.M., Eastern Time, on Tuesday, September 23, 2002, the election deadline. The Letters of Transmittal/Election Forms were mailed yesterday to GBC Bancorp shareholders.

GBC Bancorp shareholders who do not properly deliver such documentation to American Stock Transfer (at the address specified in the Letter of Transmittal/Election Form) prior to the election deadline will not be able to elect the form of merger consideration they would like to receive. The amount of cash and/or Cathay Bancorp stock that such non-electing shareholders will receive will then depend primarily on the elections made by the other GBC Bancorp shareholders.

GBC Bancorp shareholders may obtain additional copies of the Letter of Transmittal/Election Form by contacting the Exchange Agent at 1-800-937-5449.

Prior to the election deadline, GBC Bancorp shareholders who have made elections may change their elections by submitting to the Exchange Agent a revised Letter of Transmittal/Election Form, properly completed and signed, that is received by the Exchange Agent prior to the election deadline and by otherwise timely complying with the other conditions for valid elections set forth in the Letter of Transmittal/Election Form. GBC Bancorp shareholders who have made elections and submitted their share certificates may at any time prior to the election deadline revoke their elections and withdraw their share certificates deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the election deadline. After the election deadline, GBC Bancorp shareholders may not change or revoke their elections and may not withdraw their share certificates unless the merger agreement is terminated. Cathay Bancorp and GBC Bancorp are working to complete the merger as promptly as possible. Completion of the merger is subject to obtaining stockholder and regulatory approvals and the fulfillment of other conditions set forth in the merger agreement.

ABOUT CATHAY BANCORP AND GBC BANCORP

Cathay Bancorp, Inc. is the one-bank holding company for Cathay Bank, a California state-chartered bank. Founded in 1962, Cathay Bank offers a wide range of financial services. Cathay Bank currently operates 12 branches in Southern California, eight branches in Northern California, three branches in New York State, one in Houston, Texas, and representative offices in Hong Kong and Shanghai, China. In addition, Cathay Bank's subsidiary, Cathay Investment Company, maintains an office in Taipei. Cathay Bank's website is found at http://www.cathaybank.com .

GBC Bancorp is a one-bank holding company for General Bank, a California state-chartered bank that commenced operations in March 1980. General Bank serves individuals and small to medium-sized businesses through 18 branch offices located in the greater Los Angeles, San Diego, and Silicon Valley areas of California, a branch office in the state of Washington and two branches in Massachusetts. In addition, the Bank's subsidiary, GBC Investment & Consulting Company, Inc., maintains an office in Taipei. GBC Bancorp's website is found at http://www.generalbank.com .

FORWARD-LOOKING STATEMENTS AND OTHER NOTICES

Statements made in this press release, other than statements of historical fact, are forward-looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, such words as "believes," "expects," "anticipates," "intends," "plans," "estimates," "may," "will," "should," "could," "predicts," "potential," "continue," or the negative of such terms and other comparable terminology or similar expressions. Forward-looking statements are not guarantees. They involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements, of both companies to be materially different from any future results, performance, or achievements, expressed or implied by such forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, factors discussed from time to time in reports filed by Cathay Bancorp, Inc. and GBC Bancorp with the Securities and Exchange Commission (the "SEC"). The forward-looking statements contained in this press release are made as of the date hereof and Cathay Bancorp, Inc. and GBC Bancorp do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

In connection with the proposed merger of Cathay Bancorp, Inc. with GBC Bancorp, Cathay Bancorp, Inc. has filed a Registration Statement on Form S-4 with the SEC (which has been declared effective) and will file certain other materials with the SEC from time to time. Because those documents will contain important information, you are urged to read them when they become available. When filed with the SEC, they will be available for free on the SEC's website at http://www.sec.gov .

Cathay Bancorp, Inc., GBC Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Cathay Bancorp, Inc. and GBC Bancorp in connection with the proposed merger. Information about the directors and executive officers of Cathay Bancorp, Inc. and their ownership in Cathay Bancorp, Inc. stock can be found in the Registration Statement on Form S-4 filed with the SEC and Cathay Bancorp, Inc.'s proxy statement for its 2003 annual meeting of stockholders. Information about the directors and executive officers of GBC Bancorp and their ownership in GBC Bancorp stock can be found in the Registration Statement on Form S-4 filed with the SEC and GBC Bancorp's proxy statement for its 2003 annual meeting of shareholders.

Cathay Bancorp, Inc.'s and GBC Bancorp's filings with the SEC are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov . In addition, requests for documents relating to Cathay Bancorp, Inc. should be directed to Cathay Bancorp, Inc., 777 North Broadway, Los Angeles, CA 90012, Attention: Investor Relations (213) 625-4749. Requests for documents relating to GBC Bancorp should be directed to GBC Bancorp, 800 West Sixth Street, 15th Floor, Los Angeles, CA 90017, Attention: Investor Relations (213) 972-4293.

EXHIBIT 99.2

Press Release

Correction -- Cathay Bancorp, Inc.

Wednesday September 3, 2:22 pm ET

In the news release, "Cathay Bancorp, Inc. (Nasdaq: CATY - News) and GBC Bancorp (Nasdaq: GBCB - News) Announce Election Deadline In Connection With Pending Merger," issued earlier today by Cathay Bancorp, Inc. over PR Newswire, the first paragraph, first sentence, should read "September 23, 2003" rather than "September 23, 2002" as originally issued inadvertently.